Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter 2016

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top 30 Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Occupancy and Leasing Analysis	20
Capital Summary - Expenditures & Leasing Commitments	21
Tenants Representing 1% or More of Annualized Rental Revenue	22
Same Property Lease Expiration Schedule	23
Property Detail	24
Disposed Property Detail	27

Additional Support
Common & Potential Common Shares	28
Definitions	29

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States. As of March 31, 2016, EQC has a portfolio comprising 60 properties and 23.0 million square feet with executive offices in Chicago, IL.

Same Property Statistics
			2016 Q1
No. of		%	Cash Basis
Properties	Sq. Feet	Leased	NOI
60	23,037	91.4%	74,087

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's -- Baa3	Common Stock -- EQC
Standard & Poor's -- BBB-	Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
5.75% Senior Notes due 2042 -- EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President,
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
RBC Capital Markets	Rich Moore	(440) 715-2646	rich.moore@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
OPERATING INFORMATION
Ending property count (1)	60	65	67	86	154
Ending square footage (1)(2)	23,037	23,952	25,258	29,357	42,724
Percent leased (1)	91.4%	91.4%	91.9%	90.6%	85.9%
Total revenues	$137,135	$138,934	$159,208	$203,694	$213,055
NOI	79,877	75,114	85,637	114,008	115,184
Cash Basis NOI	76,856	74,543	84,743	109,770	114,890
Adjusted EBITDA	69,634	64,755	75,697	103,790	107,781
NOI margin	58.2%	54.1%	53.8%	56.0%	54.1%
Cash Basis NOI margin	57.3%	53.9%	53.5%	55.0%	54.0%
Net income	46,402	43,145	30,466	12,616	13,630
Net income attributable to EQC common shareholders	39,421	36,164	23,485	5,635	6,649
FFO attributable to EQC common shareholders	38,799	31,839	24,214	77,238	65,384
Normalized FFO attributable to EQC common shareholders	37,314	34,439	46,383	67,763	71,985
SHARES OUTSTANDING AND PER SHARE DATA (3)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	125,503	126,350	126,350	129,760	129,734
Dilutive restricted share units ("RSU"s) (3)	1,754	1,143	1,139	803	254
Dilutive Series D Convertible Preferred Shares outstanding(4)	—	—	—	—	—
Preferred Stock outstanding (4) (5)	15,915	15,915	15,915	15,915	15,915
Weighted Average Shares Outstanding
Weighted average common shares outstanding - basic	125,840	126,350	128,739	129,733	129,696
Weighted average common shares outstanding - diluted	127,522	127,493	129,878	130,537	129,874
Net income attributable to EQC common shareholders - basic	$0.31	$0.29	$0.18	$0.04	$0.05
Net income attributable to EQC common shareholders - diluted	0.31	0.28	0.18	0.04	0.05
Normalized FFO attributable to EQC common shareholders - diluted	0.29	0.27	0.36	0.52	0.55
BALANCE SHEET
Total assets	$5,103,149	$5,231,164	$5,310,063	$5,532,959	$5,717,924
Total liabilities	1,715,778	1,862,677	1,982,855	2,145,729	2,406,746
ENTERPRISE VALUE
Total debt (book value)	$1,557,839	$1,697,116	$1,813,893	$1,958,605	$2,188,703
Less: Cash and cash equivalents	(1,742,128)	(1,802,729)	(1,649,162)	(1,286,902)	(421,736)
Plus: Market value of preferred shares (at end of period)	402,991	403,792	400,702	400,246	407,335
Plus: Market value of dilutive common shares (at end of period)	3,591,179	3,535,381	3,472,798	3,351,558	3,451,175
Total enterprise value	$3,809,881	$3,833,560	$4,038,231	$4,423,507	$5,625,477
RATIOS
Net debt / enterprise value	(4.8)%	(2.8)%	4.1%	15.2%	31.4%
Net debt / annualized adjusted EBITDA	(0.7)x	(0.4)x	0.5x	1.6x	4.1x
Adjusted EBITDA / interest expense	3.1x	2.7x	3.0x	3.7x	3.6x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
We grant restricted share units ("RSU"s) to certain employees, officers, and the Chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(4)
As of March 31, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. We exclude these shares from dilutive shares outstanding on March 31, 2016, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(5)
On April 12, 2016, we sent notice for the redemption of our series E preferred shares. The 11,000 series E preferred shares will be redeemed at a price of $25.00 per share, plus any accrued and unpaid dividends, on May 15, 2016. The redemption payment will occur on May 16, 2016 (the first business day following the redemption date).

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	March 31, 2016	December 31, 2015
ASSETS
Real estate properties:
Land	$372,714	$389,410
Buildings and improvements	3,399,909	3,497,942
	3,772,623	3,887,352
Accumulated depreciation	(880,678)	(898,939)
	2,891,945	2,988,413
Properties held for sale	20,347	—
Acquired real estate leases, net	83,121	88,760
Cash and cash equivalents	1,742,128	1,802,729
Restricted cash	36,190	32,245
Rents receivable, net of allowance for doubtful accounts of $4,193 and $7,715, respectively	176,740	174,676
Other assets, net	152,678	144,341
Total assets	$5,103,149	$5,231,164

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,312,148	1,450,606
Mortgage notes payable, net	245,691	246,510
Liabilities related to properties held for sale	169	—
Accounts payable and accrued expenses	120,888	123,587
Assumed real estate lease obligations, net	3,624	4,296
Rent collected in advance	23,588	27,340
Security deposits	9,670	10,338
Total liabilities	$1,715,778	$1,862,677

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000 (1)	265,391	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 125,502,748 and 126,349,914 shares issued and outstanding, respectively	1,255	1,263
Additional paid in capital	4,393,409	4,414,611
Cumulative net income	2,380,111	2,333,709
Cumulative other comprehensive loss	(3,014)	(3,687)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(657,176)	(650,195)
Total shareholders’ equity	$3,387,371	$3,368,487
Total liabilities and shareholders’ equity	$5,103,149	$5,231,164

(1)
On April 12, 2016, we sent notice for the redemption of our series E preferred shares. The 11,000,000 series E preferred shares will be redeemed at a price of $25.00 per share, plus any accrued and unpaid dividends, on May 15, 2016. The redemption payment will occur on May 16, 2016 (the first business day following the redemption date).

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	March 31, 2016	December 31, 2015
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$158,564	$157,600
Accounts receivable, net of allowance for doubtful accounts	18,176	17,076
Rents receivable, net of allowance for doubtful accounts	$176,740	$174,676

Capitalized lease incentives, net	$9,006	$9,124
Deferred financing fees, net	4,576	4,980
Deferred leasing costs, net	112,876	110,228
Other	26,220	20,009
Other assets, net	$152,678	$144,341

Accounts payable	$5,047	$5,321
Accrued interest	12,793	19,971
Accrued taxes	34,836	36,724
Accrued capital expenditures	27,218	21,136
Accrued leasing costs	5,525	802
Other accrued liabilities	35,469	39,633
Accounts payable and accrued expenses	$120,888	$123,587

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Revenues
Rental income	$109,888	$167,972
Tenant reimbursements and other income	27,247	45,083
Total revenues	$137,135	$213,055

Expenses:
Operating expenses	$57,258	$97,871
Depreciation and amortization	36,251	62,699
General and administrative	13,312	16,558
Loss on asset impairment	—	1,904
Total expenses	$106,821	$179,032

Operating income	$30,314	$34,023

Interest and other income	1,967	3,448
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $983 and $29, respectively)	(22,347)	(29,842)
Loss on early extinguishment of debt	(118)	(428)
Foreign currency exchange loss	(5)	—
Gain on sale of properties	36,666	5,868
Income before income taxes	46,477	13,069
Income tax (expense) benefit	(75)	561
Net income	$46,402	$13,630
Preferred distributions	(6,981)	(6,981)
Net income attributable to Equity Commonwealth common shareholders	$39,421	$6,649

Weighted average common shares outstanding — basic (1)	125,840	129,696
Weighted average common shares outstanding — diluted (1)	127,522	129,874

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.31	$0.05
Diluted	$0.31	$0.05

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

ADDITIONAL INCOME STATEMENT INFORMATION
(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015

Additional Income Statement Information
Non-recurring general and administrative
Shareholder litigation and transition related expenses (1)	$1,102	$3,472
Transition services fee paid to RMR (2)	—	2,235

(1)
Shareholder litigation and transition related expenses within general and administrative for the three months ended March 31, 2016 includes $1.1 million for the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. Approximately $16.7 million was reimbursed to Related/Corvex during 2014, and on August 4, 2015, we reimbursed $8.4 million to Related/Corvex under the terms of the shareholder-approved agreement. An additional $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) from August 1, 2015 through July 31, 2016. As of March 31, 2016, the fair value of this liability is $8.3 million. No shareholder litigation related expenses were incurred during 2016.

(2)	Amounts represent general and administrative expenses under our now-terminated business management agreement with our former manager.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended
	March 31,
	2016	2015
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$109,888	$167,972
Tenant reimbursements and other income	27,247	45,083
Operating expenses	(57,258)	(97,871)
NOI	$79,877	$115,184
Straight line rent adjustments	(3,831)	181
Lease value amortization	1,121	1,474
Lease termination fees	(311)	(1,949)
Cash Basis NOI	$76,856	$114,890
Cash Basis NOI from non-same properties (1)	(2,769)	(37,871)
Same Property Cash Basis NOI	$74,087	$77,019
Non-cash rental and termination income from same properties	2,998	(1,805)
Same Property NOI	$77,085	$75,214

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$77,085	$75,214
Non-cash rental and termination income from same properties	(2,998)	1,805
Same Property Cash Basis NOI	$74,087	$77,019
Cash Basis NOI from non-same properties (1)	2,769	37,871
Cash Basis NOI	$76,856	$114,890
Straight line rent adjustments	3,831	(181)
Lease value amortization	(1,121)	(1,474)
Lease termination fees	311	1,949
NOI	$79,877	$115,184
Depreciation and amortization	(36,251)	(62,699)
General and administrative	(13,312)	(16,558)
Loss on asset impairment	—	(1,904)
Operating Income	$30,314	$34,023

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended March 31,
	2016	2015	% Change
Properties	60	60
Square Feet (1)	23,037	22,904
% Leased	91.4%	90.7%	0.7%

Total revenue	$132,608	$128,787	3.0%
Operating expenses	(55,523)	(53,573)	3.6%
NOI	$77,085	$75,214	2.5%
NOI Margin	58.1%	58.4%

Straight line rent adjustment	$(3,815)	$1,991
Lease value amortization	1,128	1,402
Lease termination fees	(311)	(1,588)
Cash Basis NOI	$74,087	$77,019	(3.8)%
Cash Basis NOI Margin	57.2%	59.0%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended
	March 31,
	2016	2015
Net income	$46,402	$13,630
Interest expense	22,347	29,842
Income tax expense (benefit)	75	(561)
Depreciation and amortization	36,251	62,699
EBITDA	$105,075	$105,610
Loss on asset impairment	—	1,904
Loss on early extinguishment of debt	118	428
Shareholder litigation costs and transition-related expenses	1,102	3,472
Transition services fee	—	2,235
Gain on sale of properties	(36,666)	(5,868)
Foreign currency exchange loss	5	—
Adjusted EBITDA	$69,634	$107,781

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Calculation of FFO
Net income	$46,402	$13,630
Real estate depreciation and amortization	36,044	62,699
Loss on asset impairment	—	1,904
Gain on sale of properties	(36,666)	(5,868)
FFO attributable to Equity Commonwealth	45,780	72,365
Preferred distributions	(6,981)	(6,981)
FFO attributable to EQC Common Shareholders	$38,799	$65,384

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$38,799	$65,384
Recurring adjustments:
Lease value amortization	1,121	1,474
Straight line rent adjustments	(3,831)	181
Loss on early extinguishment of debt	118	428
Minimum cash rent from direct financing lease (1)	—	2,032
Interest earned from direct financing lease	—	(141)
Other items which affect comparability:
Shareholder litigation and transition related expenses (2)	1,102	3,472
Transition services fee	—	2,235
Gain on sale of securities	—	(3,080)
Foreign currency exchange loss	5	—
Normalized FFO attributable to EQC Common Shareholders	$37,314	$71,985

Weighted average common shares outstanding -- basic (3)	125,840	129,696
Weighted average common shares outstanding -- diluted (3)	127,522	129,874
FFO attributable to EQC common shareholders per share -- basic (3)	$0.31	$0.50
FFO attributable to EQC common shareholders per share -- diluted(3)	$0.30	$0.50
Normalized FFO attributable to EQC common shareholders per share -- basic (3)	$0.30	$0.56
Normalized FFO attributable to EQC common shareholders per share -- diluted (3)	$0.29	$0.55

(1)
Amounts relate to contractual cash payments (including management fees) from one tenant at Arizona Center. Arizona Center was sold during the fourth quarter of 2015. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $141 for the three months ended March 31, 2015.

(2)
Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability. No shareholder litigation related expenses were incurred during 2016.

(3)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of March 31, 2016
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.69%	$—	1/28/2019	$—	2.8
Term loan (LIBOR + 140 bps) (2)	1.84%	200,000	1/28/2020	200,000	3.8
Term loan (LIBOR + 180 bps) (2)	2.24%	200,000	1/28/2022	200,000	5.8
Total / weighted average unsecured floating rate debt	2.04%	$400,000		$400,000	4.8

Unsecured Fixed Rate Debt:
6.25% Senior Unsecured Notes Due 2017	6.25%	250,000	6/15/2017	250,000	1.2
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	250,000	1.8
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	250,000	4.5
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	175,000	26.4
Total / weighted average unsecured fixed rate debt	6.16%	$925,000		$925,000	7.0

Secured Fixed Rate Debt:
Parkshore Plaza	5.67%	41,275	5/1/2017	41,275	1.1
1735 Market Street (3)	5.66%	169,119	12/2/2019	160,710	3.7
206 East 9th Street	5.69%	27,397	1/5/2021	24,836	4.8
33 Stiles Lane	6.75%	2,694	3/1/2022	—	5.9
97 Newberry Road	5.71%	6,259	3/1/2026	—	9.9
Total / weighted average secured fixed rate debt	5.68%	$246,744		$226,821	3.6

Total / weighted average (4)	5.04%	$1,571,744		$1,551,821	5.9

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of March 31, 2016. The interest rate presented is as of March 31, 2016, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of March 31, 2016. The interest rate presented is as of March 31, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(4)
Total debt outstanding as of March 31, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,839. Net unamortized deferred financing fees related to our revolving credit facility of $4,576 are included in other assets, net on our condensed consolidated balance sheets as of March 31, 2016.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Secured Fixed Rate Debt		Total		Weighted Average Interest Rate
2016	$—		$—	$2,528		$2,528		5.8%
2017	—		250,000	44,865		294,865		6.2%
2018	—		250,000	3,847		253,847		6.6%
2019	—		—	164,613	(2)	164,613		5.7%
2020	200,000	(1)	250,000	1,674		451,674		4.1%
2021	—		—	25,982		25,982		5.7%
2022	200,000	(1)	—	799		200,799		2.3%
2023	—		—	702		702		5.7%
2024	—		—	743		743		5.7%
2025	—		—	787		787		5.7%
Thereafter	—		175,000	204		175,204		5.7%
Total	$400,000		$925,000	$246,744		$1,571,744	(3)	5.0%

Percent	25.4%		58.9%	15.7%		100.0%

(1)
Represents amounts outstanding on EQC's term loans as of March 31, 2016. The interest rate presented is as of March 31, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(2)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(3)
Total debt outstanding as of March 31, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,839. Net unamortized deferred financing fees related to our revolving credit facility of $4,576 are included in other assets, net on our condensed consolidated balance sheets as of March 31, 2016.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Leverage Ratios
Total debt / total assets	30.5%	32.4%	34.2%	35.4%	38.3%
Total debt / total market capitalization	28.1%	30.1%	31.9%	34.3%	36.2%
Total debt + preferred stock / total market capitalization	35.3%	37.3%	38.9%	41.3%	42.9%
Total debt / annualized adjusted EBITDA	5.6x	6.6x	6.0x	4.7x	5.1x
Total debt + preferred stock / annualized adjusted EBITDA	7.0x	8.1x	7.3x	5.7x	6.0x
Net debt / enterprise value	(4.8)%	(2.8)%	4.1%	15.2%	31.4%
Net debt + preferred stock / enterprise value	5.7%	7.8%	14.0%	24.2%	38.7%
Net debt / annualized adjusted EBITDA	(0.7)x	(0.4)x	0.5x	1.6x	4.1x
Net debt + preferred stock / annualized adjusted EBITDA	0.8x	1.2x	1.9x	2.6x	5.0x
Secured debt / total assets	4.8%	4.7%	6.9%	9.2%	10.5%
Variable rate debt (1) / total debt	25.7%	23.6%	22.1%	20.4%	18.3%
Variable rate debt (1) / total assets	7.8%	7.6%	7.5%	7.2%	7.0%

Coverage Ratios
Adjusted EBITDA / interest expense	3.1x	2.7x	3.0x	3.7x	3.6x
Adjusted EBITDA / interest expense + preferred distributions	2.4x	2.1x	2.4x	3.0x	2.9x

Public Debt Covenants
Debt / adjusted total assets (2) (maximum 60%)	26.4%	27.9%	29.5%	29.9%	30.9%
Secured debt / adjusted total assets (2) (maximum 40%)	4.1%	4.0%	5.9%	7.8%	8.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.1x	2.9x	3.1x	3.3x	3.9x
Total unencumbered assets (2) / unsecured debt (minimum 150% / 200%)	412.7%	386.9%	378.3%	394.7%	386.5%

(1)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(2)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
Executive Park	Atlanta	GA	1	427,443	72.8%	$50,865	$29,365	$4,990
3330 N Washington Blvd	Arlington	VA	1	55,719	15.3%	11,250	5,519	273
111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	60,500	44,577	8,169
Total Q1 Dispositions			3	856,831	72.7%	$122,615	$79,461	$13,432

The dispositions above resulted in a gain on sale of properties of $36.7 million for the three months ended March 31, 2016.

(1)	As of or for the quarter-ended preceding each sale.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of March 31, 2016
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.3%	$46,587	$370,472	$332,606	2011	2001
2	1500 Market Street	Philadelphia	PA	1	1,773,967	94.2%	35,973	294,695	213,981	2002	1974
3	1735 Market Street	Philadelphia	PA	1	1,290,678	79.8%	30,855	298,479	179,385	1998	1990
4	111 Monument Circle	Indianapolis	IN	2	1,121,764	82.1%	23,780	176,314	162,025	2012	1990
5	111 River Street (3)	Hoboken	NJ	1	566,215	100.0%	23,408	137,448	114,933	2009	2002
6	1225 Seventeenth Street	Denver	CO	1	672,465	96.8%	20,942	152,381	129,777	2009	1982
7	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	19,337	152,583	129,629	2009	2008
8	1600 Market Street	Philadelphia	PA	1	825,968	84.4%	19,086	133,626	77,265	1998	1983
9	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	89.0%	16,896	91,787	79,411	2010	2005
10	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	128,772	2011	2008
11	North Point Office Complex	Cleveland	OH	2	873,335	78.7%	15,509	124,635	101,336	2008	1988
12	101-115 W. Washington Street	Indianapolis	IN	1	634,058	94.0%	13,050	91,323	66,601	2005	1977
13	111 Market Place	Baltimore	MD	1	569,617	99.3%	12,582	77,400	52,157	2003	1990
14	Foster Plaza	Pittsburgh	PA	8	727,365	84.1%	12,429	75,040	55,182	2005	1993
15	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,635	60,388	1998	1976
16	Bridgepoint Square	Austin	TX	5	440,007	94.1%	11,391	88,434	50,733	1997	1995
17	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	89.7%	11,118	83,008	70,873	2010	1989
18	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,579	46,140	27,141	1995	1915
19	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	92.4%	10,559	55,293	48,123	2010	2006
20	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,664	34,055	24,688	2004	1982
21	1250 H Street, NW	Washington	DC	1	196,489	79.8%	7,553	71,673	45,029	1998	1992
22	25 S. Charles Street	Baltimore	MD	1	343,815	93.7%	7,221	38,504	25,695	2004	1972
23	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,164	63,610	54,899	2010	2007
24	Danac Stiles Business Park	Rockville	MD	3	276,637	85.4%	6,899	65,564	46,100	2004	2002
25	600 108th Avenue NE	Bellevue	WA	1	256,829	96.3%	6,837	48,364	36,432	2004	2012
26	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	54,100	2009	2006
27	Cherrington Corporate Center	Moon Township	PA	7	454,890	63.8%	6,070	72,525	51,588	1998; 1999	1997
28	206 East 9th Street	Austin	TX	1	170,052	95.9%	6,039	48,850	44,870	2012	1984
29	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,407	67,350	54,293	2005	1999
30	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,467	20,095	1998	1986
	Subtotal (30 properties)			60	18,201,704	91.3%	$433,826	$3,299,486	$2,538,107
	All other properties (30 properties)			54	4,835,121	91.8%	53,417	473,137	353,838
	Total (60 properties)			114	23,036,825	91.4%	$487,243	$3,772,623	$2,891,945

	Same Property NOI & Cash Basis NOI Composition			Q1 2016 NOI	% of NOI	Q1 2016 Cash Basis NOI	% of Cash Basis NOI
	Top 30 Properties			$66,200	85.9%	$63,496	85.7%
	All other properties (30 properties)			10,885	14.1%	10,591	14.3%
	Total (60 properties)			$77,085	100.0%	$74,087	100.0%

(1)	Excludes properties classified as held for sale.
(2)	Weighted based on square feet.
(3)	Property is subject to a ground lease.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Properties (1)	60	65	67	86	154
Total square feet (1)(2)	23,037	23,952	25,258	29,357	42,724
Percentage leased	91.4%	91.4%	91.9%	90.6%	85.9%

Total Leasing Activity
Square feet	1,853	984	1,384	1,030	1,478
Lease term (years)	7.8	6.7	6.3	5.5	6.6
Starting cash rent	$29.48	$24.57	$29.89	$21.37	$21.70
Percent change in cash rent (3)	(1.3)%	5.6%	3.2%	(1.9)%	0.0%
Percent change in GAAP rent (3)	11.2%	15.5%	9.1%	5.4%	5.6%
Total TI & LC per square foot (4)	$25.44	$38.44	$39.35	$22.63	$27.61
Total TI & LC per sq. ft. per year of lease term (4)	$3.27	$5.74	$6.22	$4.11	$4.20

Renewal Leases
Square feet	1,569	585	955	518	758
Lease term (years)	7.4	4.0	5.0	5.2	4.5
Starting cash rent	$28.92	$23.58	$28.95	$22.55	$19.99
Percent change in cash rent (3)	0.3%	5.4%	3.1%	(3.4)%	(2.8)%
Percent change in GAAP rent (3)	13.2%	15.3%	8.5%	5.3%	(0.1)%
Total TI & LC per square foot (4)	$17.33	$15.13	$29.74	$19.37	$12.09
Total TI & LC per sq. ft. per year of lease term (4)	$2.33	$3.81	$5.89	$3.74	$2.70

New Leases
Square feet	284	399	429	512	720
Lease term (years)	9.7	10.7	9.2	5.8	8.8
Starting cash rent	$32.55	$26.03	$31.98	$20.18	$23.49
Percent change in cash rent (3)	(8.9)%	6.4%	3.6%	0.7%	3.6%
Percent change in GAAP rent (3)	1.9%	16.3%	11.4%	5.5%	12.7%
Total TI & LC per square foot (4)	$69.13	$72.68	$60.72	$25.93	$43.95
Total TI & LC per sq. ft. per year of lease term (4)	$7.15	$6.78	$6.62	$4.44	$4.99

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Properties	60	60	60	60	60
Total square feet	23,037	22,904	22,904	22,904	22,904
Percentage leased	91.4%	92.2%	92.3%	92.1%	90.7%

Total Leasing Activity
Square feet	1,853	970	1,337	782	739
Lease term (years)	7.8	6.7	6.3	6.0	8.6
Starting cash rent	$29.48	$24.60	$30.28	$22.10	$24.49
Percent change in cash rent (1)	(1.3)%	5.8%	3.2%	(0.4)%	3.3%
Percent change in GAAP rent (1)	11.2%	15.8%	9.1%	7.0%	12.1%
Total TI & LC per square foot (2)	$25.44	$38.65	$40.39	$25.99	$42.09
Total TI & LC per sq. ft. per year of lease term (2)	$3.27	$5.79	$6.43	$4.33	$4.90

Renewal Leases
Square feet	1,569	573	934	335	125
Lease term (years)	7.4	3.9	5.1	6.2	5.8
Starting cash rent	$28.92	$23.59	$29.18	$24.27	$26.41
Percent change in cash rent (1)	0.3%	5.7%	3.1%	(3.6)%	3.2%
Percent change in GAAP rent (1)	13.2%	15.6%	8.5%	6.4%	10.0%
Total TI & LC per square foot (2)	$17.33	$14.93	$30.42	$25.53	$19.64
Total TI & LC per sq. ft. per year of lease term (2)	$2.33	$3.86	$6.00	$4.14	$3.37

New Leases
Square feet	284	398	402	447	615
Lease term (years)	9.7	10.7	9.1	5.9	9.1
Starting cash rent	$32.55	$26.04	$32.84	$20.47	$24.10
Percent change in cash rent (1)	(8.9)%	6.4%	3.7%	2.0%	3.3%
Percent change in GAAP rent (1)	1.9%	16.3%	11.6%	7.7%	12.7%
Total TI & LC per square foot (2)	$69.13	$72.81	$63.52	$26.33	$46.63
Total TI & LC per sq. ft. per year of lease term (2)	$7.15	$6.79	$6.99	$4.49	$5.10

The above leasing summary is based on leases executed during the periods indicated.

(1)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

OCCUPANCY AND LEASING ANALYSIS
(square feet in thousands)

Square Footage Leased - Three Months Ended March 31, 2016	Total Properties
	Square Feet	% Leased
Total Portfolio - December 31, 2015	21,897	91.4%
Less: Leased SF of Sold Properties and Properties Held for Sale	788	75.2%
Same Property - December 31, 2015	21,109	92.2%

Net impact of remeasurements	102	(0.1)%

Expirations	(2,009)	(8.7)%

Renewal Leases	1,569	6.8%
New Leases	284	1.2%
Total Leasing Activity	1,853	8.0%

Same Property - March 31, 2016	21,055	91.4%

Total Square Feet Owned as of
March 31, 2016	December 31, 2015
23,037	23,952

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands, except per square foot data)

CAPITAL SUMMARY	For the Three Months Ended
EXPENDITURES	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Tenant improvements	$25,391	$20,874	$13,497	$11,734	$8,167
Leasing costs	9,765	9,858	14,166	9,698	10,868
Building improvements (1)	6,541	8,151	5,327	5,175	2,750
Total capital expenditures	$41,697	$38,883	$32,990	$26,607	$21,785

Average square feet during period (2)	23,590	24,605	27,308	36,041	42,808

Building improvements per average total sq. ft. during period	$0.28	$0.33	$0.20	$0.14	$0.06

CAPITAL SUMMARY	For the Three Months Ended
LEASING COMMITMENTS	March 31, 2016
	New Leases	Renewals	Total
Rentable square feet leased during the period	284	1,569	1,853
Total TI & LC (3)	$19,618	$27,132	$46,750
Total TI & LC per square foot (3)	$69.13	$17.33	$25.44
Weighted average lease term by square foot (years)	9.7	7.4	7.8
Total TI & LC per sq. ft. per year of lease term (3)	$7.15	$2.33	$3.27

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2016
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue (3)	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	2.0%	3.8%	3.8
2	Office Depot, Inc.	640	3.0%	3.4%	7.6
3	John Wiley & Sons, Inc.	415	2.0%	3.4%	15.9
4	PNC Financial Services Group	587	2.8%	3.1%	4.9
5	Groupon, Inc. (3)	376	1.8%	2.4%	9.8
6	Flextronics International Ltd.	1,051	5.0%	2.2%	3.8
7	J.P. Morgan Chase & Co.	380	1.8%	2.1%	8.7
8	Jones Day	343	1.6%	1.8%	10.2
9	Towers Watson & Co	335	1.6%	1.7%	4.2
10	Ballard Spahr LLP	217	1.0%	1.6%	13.9
11	Carmike Cinemas, Inc.	552	2.6%	1.6%	14.4
12	RE/MAX Holdings, Inc.	248	1.2%	1.5%	12.1
13	Exelon Corporation	296	1.4%	1.4%	2.2
14	FMC Corporation	207	1.0%	1.3%	0.2
15	Georgetown University	240	1.1%	1.3%	3.5
16	University of Pennsylvania Health System	267	1.3%	1.2%	9.6
17	Wm. Wrigley Jr. Company	150	0.7%	1.1%	5.8
18	West Corporation	336	1.6%	1.1%	12.9
19	Truven Health Analytics	179	0.9%	1.0%	0.9
20	M&T Bank Corporation	218	1.0%	1.0%	2.5
	Total	7,464	35.4%	38.0%	7.5

(1)	Tenants located in properties classified as held for sale are excluded.
(2)
Square footage is pursuant to existing leases as of March 31, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of March 31, 2016 (dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2016	115	897	4.3%	4.3%	$19,439	4.0%	4.0%
2017	141	1,971	9.4%	13.7%	46,786	9.6%	13.6%
2018	139	1,934	9.2%	22.9%	44,767	9.2%	22.8%
2019	114	1,675	8.0%	30.9%	36,914	7.6%	30.4%
2020	116	4,063	19.2%	50.1%	79,031	16.2%	46.6%
2021	89	1,975	9.3%	59.4%	48,745	10.0%	56.6%
2022	38	777	3.7%	63.1%	25,419	5.2%	61.8%
2023	49	1,672	7.9%	71.0%	46,921	9.7%	71.5%
2024	19	608	2.9%	73.9%	10,876	2.2%	73.7%
2025	26	1,177	5.6%	79.5%	31,829	6.5%	80.2%
Thereafter	50	4,306	20.5%	100.0%	96,516	19.8%	100.0%
Total	896	21,055	100.0%		$487,243	100.0%
Weighted average remaining
lease term (in years)		6.0			6.1

(1)
Square footage is pursuant to existing leases as of March 31, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

PROPERTY DETAIL (1)
As of March 31, 2016
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Parkshore Plaza	Folsom	CA	4	269,281	68.4%	$3,342	$49,882	$44,410	2011	1999
2	Sky Park Centre	San Diego	CA	2	63,485	100.0%	1,429	9,786	6,408	2002	1986
3	9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	2,433	20,326	13,711	2001	1984
4	1225 Seventeenth Street	Denver	CO	1	672,465	96.8%	20,942	152,381	129,777	2009	1982
5	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,164	63,610	54,899	2010	2007
6	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,664	34,055	24,688	2004	1982
7	1250 H Street, NW	Washington	DC	1	196,489	79.8%	7,553	71,673	45,029	1998	1992
8	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	54,100	2009	2006
9	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,467	20,095	1998	1986
10	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	128,772	2011	2008
11	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,407	67,350	54,293	2005	1999
12	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.3%	46,587	370,472	332,606	2011	2001
13	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	89.0%	16,896	91,787	79,411	2010	2005
14	101-115 W. Washington Street	Indianapolis	IN	1	634,058	94.0%	13,050	91,323	66,601	2005	1977
15	111 Monument Circle	Indianapolis	IN	2	1,121,764	82.1%	23,780	176,314	162,025	2012	1990
16	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,579	46,140	27,141	1995	1915
17	111 Market Place	Baltimore	MD	1	569,617	99.3%	12,582	77,400	52,157	2003	1990
18	25 S. Charles Street	Baltimore	MD	1	343,815	93.7%	7,221	38,504	25,695	2004	1972
19	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	2,958	33,670	21,861	1997	1995
20	Danac Stiles Business Park	Rockville	MD	3	276,637	85.4%	6,899	65,564	46,100	2004	2002
21	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	92.4%	10,559	55,293	48,123	2010	2006
22	4700 Belleview Avenue	Kansas City	MO	1	80,615	71.8%	1,079	7,157	6,061	2008	1986
23	111 River Street (3)	Hoboken	NJ	1	566,215	100.0%	23,408	137,448	114,933	2009	2002
24	North Point Office Complex	Cleveland	OH	2	873,335	78.7%	15,509	124,635	101,336	2008	1988
25	Cherrington Corporate Center	Moon Township	PA	7	454,890	63.8%	6,070	72,525	51,588	1998; 1999	1997
26	1500 Market Street	Philadelphia	PA	1	1,773,967	94.2%	35,973	294,695	213,981	2002	1974
27	1600 Market Street	Philadelphia	PA	1	825,968	84.4%	19,086	133,626	77,265	1998	1983
28	1735 Market Street	Philadelphia	PA	1	1,290,678	79.8%	30,855	298,479	179,385	1998	1990
29	Foster Plaza	Pittsburgh	PA	8	727,365	84.1%	12,429	75,040	55,182	2005	1993
30	1601 Rio Grande Street	Austin	TX	1	56,219	89.6%	1,432	8,302	5,248	1999	1985
31	206 East 9th Street	Austin	TX	1	170,052	95.9%	6,039	48,850	44,870	2012	1984
32	4515 Seton Center Parkway	Austin	TX	1	117,265	95.1%	3,454	23,066	13,837	1999	1997
33	4516 Seton Center Parkway	Austin	TX	1	120,559	94.8%	3,249	23,301	13,385	1999	1985
34	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	100.0%	3,594	21,272	13,374	1999	1974
35	812 San Antonio Street	Austin	TX	1	59,321	90.1%	1,662	8,684	5,587	1999	1987
36	8701 N Mopac	Austin	TX	1	121,901	81.3%	1,535	18,430	11,650	1999	1982
37	Bridgepoint Square	Austin	TX	5	440,007	94.1%	11,391	88,434	50,733	1997	1995
38	Lakewood on the Park	Austin	TX	2	180,558	84.1%	3,516	36,872	22,371	1998	1998
39	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,635	60,388	1998	1976

PROPERTY DETAIL (1)
As of March 31, 2016
(sorted by geographic location, dollars in thousands)

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
40	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	19,337	152,583	129,629	2009	2008
41	600 108th Avenue NE	Bellevue	WA	1	256,829	96.3%	$6,837	$48,364	$36,432	2004	2012
42	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	89.7%	11,118	83,008	70,873	2010	1989
Office Properties				80	19,701,716	91.0%	$463,509	$3,560,234	$2,716,010	2005	1989

Other Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
43	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,816	$15,350	$12,407	2006	1989
44	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	633	9,793	7,584	2006	2002
45	625 Crane Street	Aurora	IL	1	103,683	100.0%	444	1,611	1,516	2007	1977
46	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	845	6,530	3,824	1998	1995
47	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,909	16,357	12,698	2004	1970
48	6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	2,196	15,753	13,510	2009	2013
49	Raintree Industrial Park	Solon	OH	12	563,182	78.5%	2,240	12,208	11,267	2004	1975
50	128 Crews Drive	Columbia	SC	1	185,600	100.0%	639	3,747	3,232	2007	2011
51	111 Southchase Boulevard	Fountain Inn	SC	1	168,087	100.0%	812	6,164	4,599	2007	1987
52	1043 Global Avenue	Graniteville	SC	1	450,000	100.0%	1,484	16,886	13,226	2007	1998
Industrial/Flex				21	2,783,149	92.6%	$13,018	$104,399	$83,863	2006	1990

53	785 Schilinger Road South	Mobile	AL	1	72,000	100.0%	$1,318	$11,269	$9,218	2007	1998
54	401 Vine Street	Delmont	PA	1	53,980	100.0%	—	7,117	5,952	2007	1999
55	633 Frazier Drive	Franklin	TN	1	150,000	100.0%	2,402	18,980	16,187	2007	1999
56	9840 Gateway Boulevard North	El Paso	TX	1	72,000	100.0%	1,163	11,432	9,376	2007	1999
57	3003 South Expressway 281	Hidalgo	TX	1	150,000	100.0%	2,015	17,004	13,714	2007	1999
58	1331 North Center Parkway	Kennewick	WA	1	53,980	100.0%	853	9,187	7,635	2007	1999
Movie Theaters				6	551,960	100.0%	$7,751	$74,989	$62,082	2007	1999

59	Cabot Business Park Land	Mansfield	MA	—	—	—%	$—	$1,033	$1,033	2003	—
Land				—	—	0.0%	$—	$1,033	$1,033	2003	—

60	Leased Land	Gonzalez	CA	7	—	0.0%	$2,965	$31,968	$28,957	2010	—
Vineyards				7	—	0.0%	$2,965	$31,968	$28,957	2010	—

Total Same Properties				114	23,036,825	91.4%	$487,243	$3,772,623	$2,891,945	2005	1990

PROPERTY DETAIL (1)
As of March 31, 2016
(sorted by geographic location, dollars in thousands)

Properties Held for Sale as of March 31, 2016 (4)
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
61	633 Ahua Street (5)	Honolulu	HI	1	93,141	81.5%	$1,808	$16,401	$12,545	2003	2006
62	1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	2,337	11,208	7,024	1999	1987
Total Held for Sale				2	191,150	88.6%	$4,145	$27,609	$19,569	2001	1996

Total Portfolio				116	23,227,975	91.4%	$491,388	$3,800,232	$2,911,514	2005	1990

(1)	Excludes properties disposed prior to April 1, 2016.
(2)	Weighted based on square feet.
(3)	Property is subject to a ground lease.
(4)	All properties held for sale as of March, 31, 2016, have been sold during the second quarter.
(5)	633 Ahua Street is a self storage facility with 778 units.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Executive Park	Atlanta	GA	9	427,443	72.8%	$4,990	$44,224	$29,365	2004; 2007	1972
2	3330 N Washington Boulevard	Arlington	VA	1	55,719	15.3%	273	8,823	5,519	1998	1987
3	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988
	Q1 2016 Dispositions			11	856,831	72.7%	$13,432	$108,152	$79,461	2006	1980

(1)	Statistics for disposed properties are presented as of or for the quarter-ended preceding each sale.
(2)	Weighted based on square feet.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	For the Three Months Ended
	March 31,
Weighted Average Share Calculation	2016	2015
Weighted average EQC common shares outstanding	124,964	128,897
Weighted average restricted shares outstanding	876	799
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	125,840	129,696
Weighted average number of dilutive RSUs(1)	1,682	178
Weighted average number of dilutive Series D preferred shares convertible to common shares (2)	—	—
Weighted average common shares outstanding - diluted - GAAP EPS, FFO, & Normalized FFO	127,522	129,874

Rollforward of Share Count to March 31, 2016	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2015	4,915	11,000	126,350
Issuance of restricted shares	—	—	137
Repurchase of common shares	—	—	(984)
Outstanding on March 31, 2016	4,915	11,000	125,503
Series D preferred shares convertible into common shares on March 31, 2016(2)			2,363
Common shares issuable from RSUs as measured on March 31, 2016(1)			1,754
Potential common shares as measured on March 31, 2016			129,620

(1)
As of March 31, 2016, we had granted RSUs to certain employees, officers, and the Chairman of the Board of Trustees.  The RSUs contain both service and market-based vesting components.  None of the RSUs have vested. If the market-based vesting component was measured as of March 31, 2016, and 2015, 1,754 and 254 common shares would be issued to the RSU holders, respectively. Using a weighted average basis, 1,682 and 178 common shares are reflected in diluted earnings per common share, diluted FFO per common share, and diluted Normalized FFO per common share for the three months ended March 31, 2016 and 2015, respectively.

(2)
As of March 31, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(3)
On April 12, 2016, we sent notice for the redemption of our series E preferred shares. The 11,000 series E preferred shares will be redeemed at a price of $25.00 per share, plus any accrued and unpaid dividends, on May 15, 2016. The redemption payment will occur on May 16, 2016 (the first business day following the redemption date).

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2016, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, free rent periods and parking revenue. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
These are leasing costs such as brokerage commissions and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.

DEFINITIONS

Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is total revenues minus operating expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2015 through March 31, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
We consider these measures to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our same property portfolio is comprised of those properties continuously owned from January 1, 2015 through March 31, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.